EXHIBIT 3.16
ARTICLES OF INCORPORATION
(Attach conformed copy)
☑ PROFIT           ☐ NONPROFIT
(Mark Appropriate Box)
     The undersigned persons, pursuant to Section 79-4-2.02 (if a profit corporation) or Section 79-11-137 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:
1. The name of the corporation is Laurelwood Center, Inc.

2. Domicile address is	Highway 39 North

street
Meridian, Mississipppi, Lauderdale County, 39301

city/state/county/zip
3. The period of duration is Ninety-nine (99) years (NONPROFIT ONLY may be perpetual)
4. (a) The number (and classes, if any) of shares the corporation is authorized to issue is (are) as follows (THIS IS FOR PROFIT ONLY):

Class(es)	No. of Shares Authorized
Common	Ten Thousand (10,000) shares

(b)	If more than one (1) class of shares is authorized, the preferences, limitations, and relative rights of each class are as follows:
5. The street address of its initial registered office is

Bourdeaux & Jones, 505 Constitution Avenue, P.O. Box 2009
street

Meridian, MS 39301
city/state/zip
and the name of its initial registered agent at such address is

Mr. Thomas D. Bourdeaux
6. The name and complete address of each incorporator is as follows (PLEASE TYPE OR PRINT)

Mr. Kenneth Posey,	4837 Country Club Drive,	Meridian, MS 39305

name/street address/city/state/zip

7. Other provision:	N/A
This page conforms with the duplicate page filed with
Secretary of State

Secretary of State	/s/ Kenneth Posey

State of Mississippi	Kenneth Posey	incorporator/signature

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
P.O. BOX 136, JACKSON, MS 39205-0136       (601) 359-1333
Articles of Amendment
The undersigned persons, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:
1. Type of Corporation
☑ Profit            ☐ Nonprofit
2. Name of Corporation

Laurelwood Center, Inc.

3. The future effective date is (Complete if applicable)	N/A

4. Set forth the text of each amendment adopted.
(Attach page)
5. If an amendment for a business corporation provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself. (Attach page)
6. The amendment(s) was (were) adopted on

February 19, 2001	Date(s)
FOR PROFIT CORPORATION (Check the appropriate box)

Adopted by	☐	the incorporators	☑	directors without shareholder action and shareholder action was not required.
FOR NONPROFIT CORPORATION (Check the appropriate box)

Adopted by	☐	the incorporators	☐	board of directors without member action and member action was not required.
FOR PROFIT CORPORATION
7. If the amendment was approved by shareholders
(a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting were

Designation	No. of outstanding shares	No. of votes entitled to be cast	No. of votes indisputably represented

N/A	N/A	N/A	N/A

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
P.O. BOX 136, JACKSON, MS 39205-0136   (601) 359-1333
Articles of Amendment

N/A

(b) EITHER
     (i) the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was

Voting group	Total no. of votes cast FOR	Total no. of votes cast AGAINST

N/A

OR
     (ii) the total number of undisputed votes cast for the amendment by each voting group was

Voting group	Total no. of undisputed votes cast FOR the plan

N/A

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.
FOR NONPROFIT CORPORATION
8. If the amendment was approved by the members
(a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and the number of votes of each class indisputably represented at the meeting were

Designation	No. of memberships outstanding	No. of votes entitled to be cast	No. of votes indisputably represented

N/A

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
P.O. BOX 136, JACKSON, MS 39205-0136     (601) 359 1333
Articles of Amendment
(b) EITHER
(i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was

Voting class	Total no. of votes	Total no. of votes cast
	cast FOR	AGAINST
N/A

OR
     (ii) the total number of undisputed votes cast for the amendment by each class was

Voting class	Total no. of undisputed votes cast FOR the amendment

N/A

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

By:	Signature		(Please keep writing within blocks)
/s/ Gregory Z. Cantrell

	Printed Name	Gregory Z. Cantrell	Title	CEO

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
P.O. BOX 136, JACKSON, MS 39205-0136       (601) 359-1333
Articles of Amendment
The undersigned persons, pursuant to Section 79-4-10.06 (if a profit corporation) or Section 79-11-305 (if a nonprofit corporation) of the Mississippi Code of 1972, hereby execute the following document and set forth:
1. Type of Corporation
☑ Profit            ☐ Nonprofit
2. Name of Corporation

Laurelwood Center, Inc.

3. The future effective date is (Complete if applicable)	March 31, 2006

4. Set forth the text of each amendment adopted. (Attach page)
Please see Attachment A.
5. If an amendment for a business corporation provides for an exchange, reclassification, or cancellation of issued shares, set forth the provisions for implementing the amendment if they are not contained in the amendment itself.
6. The amendment(s) was (were) adopted on

February 28, 2006	Date(s)
FOR PROFIT CORPORATION (Check the appropriate box)

Adopted by	☐	the incorporators	☐	directors without shareholder action and shareholder action was not required.
FOR NONPROFIT CORPORATION (Check the appropriate box)

Adopted by	☐	the incorporators	☐	board of directors without member action and member action was not required.
FOR PROFIT CORPORATION
7. If the amendment was approved by shareholders
(a) The designation, number of outstanding shares, number of votes entitled to be cast by each voting group entitled to vote separately on the amendment, and the number of votes of each voting group indisputably represented at the meeting were

Designation	No. of outstandingshares shares	No. of votes entitled to be cast	No. of votes indisputably represented

Common	110,000	110,000	110,000

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
P.O. BOX 136, JACKSON, MS 39205-0136      (601) 359-1333
Articles of Amendment

(b) EITHER
     (i) the total number of votes cast for and against the amendment by each voting group entitled to vote separately on the amendment was

Voting group	Total no. of votes cast FOR	Total no. of votes cast AGAINST

	110,000	- 0 -

OR
     (ii) the total number of undisputed votes cast for the amendment by each voting group was

Voting group	Total no. of undisputed votes cast FOR the plan

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.
FOR NONPROFIT CORPORATION
8. If the amendment was approved by the members
(a) The designation, number of memberships outstanding, number of votes entitled to be cast by each class entitled to vote separately on the amendment, and the number of votes of each class indisputably represented at the meeting were

Designation	No. of memberships outstanding	No. of votes entitled to be cast	No. of votes indisputably represented

OFFICE OF THE MISSISSIPPI SECRETARY OF STATE
P.O. BOX 136, JACKSON, MS 39205-0136     (601) 359 1333
Articles of Amendment
(b) EITHER
(i) the total number of votes cast for and against the amendment by each class entitled to vote separately on the amendment was

Voting class	Total no. of votes cast FOR	Total no. of votes cast AGAINST

OR
     (ii) the total number of undisputed votes east for the amendment by each class was

Voting class	Total no. of undisputed votes cast FOR the amendment

and the number of votes cast for the amendment by each voting group was sufficient for approval by that voting group.

By:	Signature		(Please keep writing within blocks)
/s/ Christopher L. Howard

	Printed Name	Christopher L. Howard	Title	Vice President

Attachment A to the Articles of Amendment
To the Articles of Incorporation
Of Laurelwood Center, Inc.
4.	The name of the corporation is Alliance Health Center, Inc.